UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2025

EXACT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5505 Endeavor Lane
Madison, WI  53719
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 12, 2025, the shareholders of Exact Sciences Corporation (the “Company”) approved the adoption of the Company’s 2025 Omnibus Long-Term Incentive Plan (the “2025 Omnibus Plan”) at the 2025 Annual Meeting of Shareholders of the Company (the “2025 Annual Meeting”). A description of the terms and conditions of the 2025 Omnibus Plan is set forth in the Company’s Proxy Statement for the 2025 Annual Meeting, as filed with the Securities and Exchange Commission on April 29, 2025 (the “2025 Proxy Statement”) under the heading “Proposal 4 – Approval of the 2025 Omnibus Long-Term Incentive Plan,” which such description is incorporated by reference herein.
Additionally, at the 2025 Annual Meeting, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated 2010 Employee Stock Purchase Plan (as amended and restated on July 31, 2024) (the “Stock Purchase Plan”). A description of the terms and conditions of the Stock Purchase Plan, as amended by the Amendment, is set forth in the 2025 Proxy Statement under the heading “Proposal 5 – Amendment to the 2010 Employee Stock Purchase Plan (as amended and restated on July 31, 2024)”, which such description is incorporated by reference herein.
These summaries of the 2025 Omnibus Plan and the Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the 2025 Omnibus Plan and the Amendment, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.
Item 5.07.                    Submission of Matters to a Vote of Security Holders.
On June 12, 2025, the Company held its 2025 Annual Meeting. The certified results of the matters voted upon at the 2025 Annual Meeting, which are more fully described in the 2025 Proxy Statement, are as follows:
The Company’s shareholders elected the seven nominees to the Company’s Board of Directors, each to serve for a one-year term expiring at the Company’s 2026 annual meeting (each to serve until his or her successor is elected and qualified or until his or her earlier death, resignation or removal), with the votes cast as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Michael Barber	148,719,201	1,637,072	81,547	20,245,017
Paul Clancy	144,697,347	5,662,119	78,354	20,245,017
Daniel Levangie	147,043,069	3,320,750	74,001	20,245,017
Kevin Conroy	146,003,613	3,963,765	470,442	20,245,017
Shacey Petrovic	144,820,162	5,544,465	73,193	20,245,017
Kimberly Popovits	148,693,171	1,670,512	74,137	20,245,017
Katherine Zanotti	145,127,526	5,238,675	71,619	20,245,017
The Company’s shareholders ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for 2025, with votes cast as follows:

For	Against	Abstain
169,769,642	456,507	456,688
The Company’s shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
140,371,292	9,625,458	441,070	20,245,017

The Company’s shareholders approved the Company’s 2025 Omnibus Long-Term Incentive Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
144,174,691	5,954,333	308,796	20,245,017
The Company’s shareholders approved the Amendment to Company’s Amended and Restated 2010 Employee Stock Purchase Plan (as amended and restated on July 31, 2024), with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
148,722,010	1,608,444	107,366	20,245,017
The Company’s shareholders did not approve a stockholder proposal concerning the adoption of a director election resignation governance policy, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
44,298,527	105,715,825	423,468	20,245,017

Item 9.01.                    Financial Statements and Exhibits.

Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed below and incorporated herein by reference:

Exhibit No.	Exhibit Description

10.1	Exact Sciences Corporation 2025 Omnibus Long-Term Incentive Plan

10.2	Amendment to the Amended and Restated Exact Sciences Corporation Employee Stock Purchase Plan (as amended and restated on July 31, 2024)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: June 16, 2025	By:	/s/ Aaron Bloomer
Aaron Bloomer
Executive Vice President and Chief Financial Officer
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